UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 4, 2021

(Exact name of registrant as specified in its charter)

Customers Bancorp, Inc.

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)
701 Reading Avenue
West Reading PA 19611
(Address of principal executive offices, including zip code)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on which Registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C, par value $1.00 per share	CUBI/PC	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, par value $1.00 per share	CUBI/PD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share	CUBI/PE	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01         Regulation FD Disclosure
On January 5, 2021, Customers Bancorp, Inc. (“Customers Bancorp”), the parent company of Customers Bank, issued a press release announcing the completion of the planned divestiture of its BankMobile business. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

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The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed incorporated by reference into any of Customers Bancorp's reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto and incorporated by reference into this Item 7.01, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
Exhibit 99.1	Press Release dated January 5, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Carla A. Leibold
Name: Carla A. Leibold
Title: Executive Vice President - Chief Financial Officer

Date: January 5, 2021